UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of report (Date of the earliest event reported) February 20, 2015

Eos Petro, Inc.
(Exact name of registrant as specified in its charter)

Nevada	000-53246	98-0550353
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1999 Avenue of the Stars, Suite 2520 Los Angeles, California 90067
(Address of principal executive offices)

(310) 552-1555
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry Into a Material Definitive Agreement.

Amendment to Merger Agreement

On September 17, 2014, Dune Energy, Inc. (OTCBB: DUNR), a Delaware corporation (“Dune”), entered into an Agreement and Plan of Merger (as subsequently amended, the “Merger Agreement”), with Eos Petro, Inc. (OTCBB: EOPT), a Nevada corporation (“Eos”), and Eos Merger Sub. Inc., a Delaware corporation and direct wholly-owned subsidiary of Eos (“Purchaser”).

Pursuant to the Merger Agreement, and on the terms and subject to the conditions described therein, Purchaser agreed to conduct a cash tender offer (the “Offer”) to purchase all of Dune’s issued and outstanding shares of common stock, par value $0.001 per share (the “Shares”), at a price of $0.30 per Share in cash, without interest, upon the terms and conditions set forth in the Merger Agreement (the “Offer Price”).

On February 20, 2015, Eos and Dune executed a ninth amendment to the Merger Agreement (the “Amendment”) to extend the expiration date of the Offer to midnight, New York City Time, on Tuesday, February 24, 2015.

As of the date of the filing of this Current Report on Form 8-K, Dune and Eos are in the process of negotiating potential revised terms for the Merger Agreement upon which the merger and Offer could still be completed. Such revised terms may include, but are not limited to, revising the $0.30 per share price for the shares of Dune common stock tendered for purchase in the Offer. If such revised terms are agreed upon, the parties do not expect the revised Offer Price for the Shares to be more than nominal. In addition, the parties will announce such agreed upon revised terms and, if there are less than ten business days left before the expiration of the Offer, extend the Offer so that Dune’s shareholders have a minimum of ten business days to consider such revised terms. However, there is no assurance that the parties will be able to agree on revised terms.

The forgoing description of the Merger Agreement, as amended by the Amendment, does not purport to be complete and is subject to, and qualified in its entirety by, the full text of the original Merger Agreement, which was attached as Exhibit 2.1 to Eos’s Current Report on Form 8-K filed with the SEC on September 18, 2014; the Letter Agreement amendment to the Merger Agreement dated November 20, 2014, which was attached as Exhibit 2.2 to Eos’s Current Report on Form 8-K filed with the SEC on November 21, 2014; a third amendment to the Merger Agreement dated December 22, 2014, which was attached as Exhibit 2.3 to Eos’s Current Report on Form 8-K filed with the SEC on December 23, 2014; a fourth amendment to the Merger Agreement dated January 15, 2015, which was attached as Exhibit 2.4 to Eos’s Current Report on Form 8-K filed with the SEC on January 20, 2015; a fifth amendment to the Merger Agreement dated January 23, 2015, which was attached as Exhibit 2.5 to Eos’s Current Report on Form 8-K filed with the SEC on January 28, 2015; a sixth amendment to the Merger Agreement dated January 30, 2015, which was attached as Exhibit 2.6 to Eos’s Current Report on Form 8-K filed with the SEC on February 4, 2015; a seventh amendment to the Merger Agreement dated February 6, 2015, which was attached as Exhibit 2.7 to Eos’s Current Report on Form 8-K filed with the SEC on February 11, 2015; an eighth amendment to the Merger Agreement dated February 13, 2015, which was attached as Exhibit 2.8 to Eos’s Current Report on Form 8-K filed with the SEC on February 17, 2015; and the Amendment, attached hereto as Exhibit 2.9, all of which are incorporated herein by reference. The forgoing description is not intended to modify or supplement any factual disclosures about Eos in its public reports filed with the SEC and it is not intended to be, and should not be relied upon as, disclosures regarding any facts and circumstances relating to Dune, Eos or Purchaser. In particular, the representations, warranties and covenants set forth in the Merger Agreement (a) were made solely for purposes of the Merger Agreement and solely for the benefit of the contracting parties, (b) may be subject to limitations agreed upon by the contracting parties, including being qualified by confidential disclosures made to Eos and Purchaser in connection with the Merger Agreement, (c) will not survive consummation of the transactions contemplated therein, (d) are qualified in certain circumstances by a materiality standard which may differ from what may be viewed as material by investors, (e) were made only as of the date of the Merger Agreement or such other date as is specified in the Merger Agreement, and (f) may have been included in the Merger Agreement for the purpose of allocating risk between the parties rather than establishing matters as facts. Investors are not third-party beneficiaries under the Merger Agreement, and should not rely on the representations, warranties and covenants or any descriptions thereof as characterizations of the actual state of facts or conditions of the parties. Moreover, information concerning the subject matter of the representations and warranties may change after the date of the Merger Agreement, which subsequent information may or may not be fully reflected in subsequent public disclosure.

Item 9.01 Financial Statements and Exhibits.

Exhibit Number	Description

2.1
Agreement and Plan of Merger, dated as of September 17, 2014, among Dune Energy, Inc., Eos Petro, Inc. and Eos Merger Sub, Inc. (incorporated herein by reference to Exhibit 2.1 to Eos’s Current Report on Form 8-K filed with the SEC on September 18, 2014).

2.2
Letter Agreement, dated as of November 20, 2014, among Dune Energy, Inc., Eos Petro, Inc. and Eos Merger Sub, Inc. (incorporated herein by reference to Exhibit 2.2 to Eos’s Current Report on Form 8-K filed with the SEC on November 21, 2014).

2.3
Third Amendment to Agreement and Plan of Merger dated December 22, 2014, among Dune Energy, Inc., Eos Petro, Inc. and Eos Merger Sub, Inc. (incorporated herein by reference to Exhibit 2.3 to Eos’s Current Report on Form 8-K filed with the SEC on December 23, 2014).

2.4
Fourth Amendment to Agreement and Plan of Merger dated January 15, 2015, among Dune Energy, Inc., Eos Petro, Inc. and Eos Merger Sub, Inc. (incorporated herein by reference to Exhibit 2.4 to Eos’s Current Report on Form 8-K filed with the SEC on January 20, 2015).

2.5
Fifth Amendment to Agreement and Plan of Merger dated January 23, 2015, among Dune Energy, Inc., Eos Petro, Inc. and Eos Merger Sub, Inc. (incorporated herein by reference to Exhibit 2.5 to Eos’s Current Report on Form 8-K filed with the SEC on January 28, 2015).

2.6
Sixth Amendment to Agreement and Plan of Merger dated January 30, 2015, among Dune Energy, Inc., Eos Petro, Inc. and Eos Merger Sub, Inc. (incorporated herein by reference to Exhibit 2.6 to Eos’s Current Report on Form 8-K filed with the SEC on February 4, 2015).

2.7
Seventh Amendment to Agreement and Plan of Merger dated February 6, 2015, among Dune Energy, Inc., Eos Petro, Inc. and Eos Merger Sub, Inc. (incorporated herein by reference to Exhibit 2.7 to Eos’s Current Report on Form 8-K filed with the SEC on February 11, 2015).

2.8
Eighth Amendment to Agreement and Plan of Merger dated February 13, 2015, among Dune Energy, Inc., Eos Petro, Inc. and Eos Merger Sub, Inc. (incorporated herein by reference to Exhibit 2.7 to Eos’s Current Report on Form 8-K filed with the SEC on February 17, 2015).

2.9	Ninth Amendment to Agreement and Plan of Merger dated February 20, 2015, among Dune Energy, Inc., Eos Petro, Inc. and Eos Merger Sub, Inc. (filed herewith).

IMPORTANT INFORMATION ABOUT THE TENDER OFFER

This Form 8-K is not an offer to purchase or a solicitation of an offer to sell securities of Dune. Eos has previously filed its offer to purchase and related materials with the SEC on Schedule TO, as subsequently amended, and Dune has previously filed its solicitation/recommendation statement with the SEC on Schedule 14D-9, as subsequently amended. DUNE STOCKHOLDERS ARE URGED TO READ THESE MATERIALS CAREFULLY SINCE THEY CONTAIN IMPORTANT INFORMATION, INCLUDING TERMS AND CONDITIONS OF THE OFFER. The Tender Offer Statement and Solicitation/Recommendation Statement on Schedule 14D-9 will be sent free of charge to Dune stockholders. Free copies of these and other materials (when available) may be obtained by contacting the information agent for the tender offer Okapi Partners, LLC toll-free at (855) 305-0856 or info@okapipartners.com. In addition, all of these materials (and all other documents filed with the SEC) will be available at no charge from the SEC through its website at www.sec.gov. Investors and stockholders may also obtain free copies of the respective documents of Dune and Eos that are filed with the SEC from http://www.duneenergy.com and http://www.eos-petro.com.

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunder duly authorized.

Eos Petro, Inc.
(Registrant)

Dated: as of February 24, 2015	By:	/s/ Nikolas Konstant
Nikolas Konstant
Chairman of the Board and
Chief Financial Officer